Supplement to Symetra Spinnaker Variable Annuity Prospectus
Supplement dated May 30, 2014
to Prospectus dated May 1, 2014, as supplemented

Share Class for Certain Calvert Portfolios
The Variable Investment Options chart found on pages 17 and 18 of the Prospectus and in Appendix B of the Prospectus lists the incorrect share class for certain Calvert Portfolios offered under the Contracts. Class I shares of the Calvert VP SRI Balanced Portfolio, Calvert VP Nasdaq 100 Index Portfolio and Calvert VP Investment Grade Bond Index Portfolio are available under the Contract. “Class I” replaces any reference to “Class F” for these three Portfolios.

Pioneer Variable Contracts Trust
The Pioneer Strategic Income VCT Portfolio - Class II Shares was inadvertently omitted from the Variable Investment Options chart found on page 22 of the prospectus. The following information is added to the Variable Investment Options chart under Pioneer Variable Contract Trust:

PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Pioneer Variable Contracts Trust
Pioneer Strategic Income VCT Portfolio - Class II Shares	The Portfolio seeks high current income by actively managing a diversified portfolio of U.S. and international high yield and investment-grade debt securities.	Pioneer Investment Management, Inc.